                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      -----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 24, 1997


                                  AMNEX, INC.
            ------------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)

          New York                         0-27898                          11-2790221
----------------------------        ---------------------        ---------------------------------
(State or Other Jurisdiction        (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)

 6 Nevada Drive, Lake Success, New York                                11042
----------------------------------------                             ----------
(Address of Principal Executive Offices)                             (Zip Code)


                                (516) 326-2540
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

  Issuance of Preferred Stock and Warrants

         General Terms. The Registrant entered into two Securities Purchase Agreements, dated December 24, 1997 and January 26, 1998 (the "Preferred Stock Purchase Agreements"), containing substantially identical terms for the purchase by two different institutional investors (the "Preferred Investors") of 1,000 and 750 shares, respectively (the "Preferred Shares"), of the Registrant's Series M Convertible Preferred Stock (the "Preferred Stock") for an aggregate purchase price of $1,000,000 and $750,000, respectively. The Preferred Stock has the terms set forth in the Certificate of Certificate of Amendment to the Certificate of Incorporation of AMNEX, Inc. as originally filed in the State of New York on December 24, 1997 and as amended and restated through filing in the State of New York on January 26, 1998 (the "Certificate of Amendments"). The Preferred Investors were also issued 40,000 warrants and 30,000 warrants (the "Preferred Investor Warrants"), respectively, to purchase shares of common stock, $.01 par value per share, of the Registrant (the "Common Stock"). The Preferred Stock and the Warrants were issued on the respective dates of the Preferred Stock Purchase Agreements (each, an "Issue Date").

         Tanner Unman Securities, Inc. was issued 35,000 warrants to purchase shares of Common Stock (the "Tanner Unman Warrants") as consideration for its services as placement agent for the Registrant with respect to the Preferred Stock. The Registrant also reimbursed Tanner Unman for certain expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of the Preferred Stock Purchase Agreements.

         Conversion; Certain Adjustments. Commencing 181 days following the Issue Date, each share of Preferred Stock is convertible, at the option of the holder thereof subject to the limitations described below, into the number of shares of Common Stock obtained by dividing (i) the sum of $1,000 plus all accrued and unpaid dividends by (ii) the Conversion Price. The "Conversion Price" is defined to mean the lesser of (x) the average of the lowest five closing bid prices of the Common Stock during the thirty consecutive trading day period ending one trading day before the date the conversion notice was sent and (y) $2.65. The number of shares of Common Stock (or other securities receivable by a holder of Common Stock upon a consolidation or merger had the Preferred Stock been converted prior to such consolidation or merger) into which the Preferred Stock are convertible is subject to adjustment in certain events, such as the payment of stock dividends, recapitalizations, reclassifications and restructuring of the Registrant and in connection with certain mergers and consolidations involving the Registrant.

         Each holder of Preferred Stock may convert only up to that percentage of the aggregate Stated Value of all shares of Preferred Stock received by such holder on the Issue Date during the time period set forth opposite such percentage:

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                  Percentage            Time Period
                  ----------            -----------

                         0%             1-180 days following the Issue Date
                      6.66%             181-210 days following the Issue Date
                     13.32%             211-240 days following the Issue Date
                     19.98%             241-270 days following the Issue Date
                       100%             271 days following the Issue Date

         Such restrictions do not apply if (i) on the conversion date, the closing sale price of the Common Stock is greater than or equal to $2.65, (ii) the Registrant announces its intention to merge or consolidate with, or sell all or substantially all of its assets to, another corporation, (iii) the Registrant delivers an Optional Redemption Notice (as defined below), or (iv) the Registrant does not execute a certain proposed contract referred to in the Securities Purchase Agreements within sixty days following the Issue Date.

         So long as the Registration Statement is effective and there is not then a continuing Mandatory Redemption Event (as defined below), each Series M Preferred Share issued and outstanding on the fifth anniversary, subject to certain extensions, will automatically be converted into Common Stock on such date.

         Redemption. In the event that any holder of Preferred Stock gives the Registrant notice of an election to convert such Preferred Stock into Common Stock (each, an "Optional Redemption Notice"), in the event that the last sale price of the Common Stock is less than $1.25 per share, the Registrant may elect, at its option, to redeem any or part of the outstanding Preferred Stock with respect to which such election has been given, multiplied by 130% of the greater of (a) 110% of the volume weighted average of the bid price of the Common Stock for all transactions the trading day immediately preceding the date that conversion is elected (the "Closing Price") or (b) $1.20 in cash.

         In addition, if any of the following events (each, a "Mandatory Redemption Event") shall occur:

         (i) The Registrant fails to issue Common Stock to the holders of Preferred Stock upon valid exercise by the holders of their conversion rights (with certain exceptions if the Registrant is using all commercially reasonable efforts to authorize a sufficient number of shares of Common Stock as soon as practicable), fails to transfer or to cause its transfer agent to transfer (electronically or in certified form) any certificate for shares of Common Stock issued to the holders upon conversion of the Preferred Stock as and when required by the terms and provisions of the Preferred Stock, the Registration Rights Agreements (as defined below), fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the holders of Preferred Stock upon conversion thereof as and when required by the terms and provisions of the Preferred Stock, the Preferred Stock Purchase Agreements or the Registration Rights Agreements, or fails to fulfill its obligations pursuant to Sections 4(c), 4(e), 4(h), 4(i), 4(j) or 5 of the Preferred Stock Purchase Agreements (or makes any announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded) for ten (10) business days;

         (ii) The Registrant fails to obtain effectiveness with the Commission of the Registration Statement (as defined below) prior to April 30, 1998 or such Registration Statement lapses in effect (or sales otherwise cannot be made thereunder), whether by reason of the Registrant's failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreements for more than fifteen (15) consecutive trading days, except in the case of an Allowed Delay (as defined in the Registration Rights Agreements), which Allowed Delay shall not exceed thirty (30) consecutive trading days (or an aggregate of forty-five (45) days) in any twelve (12) month period after such Registration Statement becomes effective;

         (iii) The Registrant makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a receiver or trustee for it or for all or substantially all of its property or business, or such a receiver or trustees shall otherwise be appointed;

         (iv) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Registrant or any subsidiary of the Registrant;

         (v) The Registrant shall fail to maintain the listing of the Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market, the New York Stock Exchange or the American Stock Exchange and such failure shall remain uncured for at least five (5) days; or

         (vi) Any money judgment shall be entered or filed against the Registrant or any of its property or other assets for more than $1,000,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days;

then, upon the occurrence (of which the Registrant shall immediately notify the holders of Preferred Stock) and during the continuation of any Mandatory Redemption Event specified in subparagraphs (i), (ii) or (v) at the option of any of the holders of shares of Preferred Stock by written notice (the "Mandatory Redemption Notice") to the Registrant of such Mandatory Redemption Event, or upon the occurrence of any Mandatory Redemption Event specified in subparagraphs (iii) or (iv), the Registrant shall purchase each holder's Preferred Stock for any amount per share equal to the number of shares of Common Stock issuable upon conversion of such shares in accordance with the terms and provisions of the Preferred Stock, multiplied by 110% of the greater of (a) the Closing Price or (b) $1.20 (the greater of such amounts being referred to as the "Mandatory Redemption Amount").

         In the case of a Mandatory Redemption Event, if the Registrant fails to pay the Mandatory Redemption Amount for each share within five business days of written notice that such amount is due and payable, then (assuming there are sufficient authorized shares) in addition to all other available remedies, each holder of Preferred Stock shall have the right at any time, so long as the Mandatory Redemption Event continues, to require the Registrant, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Amount, with respect to each outstanding Preferred Stock held by such holder, the number of shares of Common Stock equal to the Mandatory Redemption Amount divided by the Conversion Price then in effect.

         If the Preferred Stock ceases to be convertible as a result of certain limitations described in the terms and provisions of the Preferred Stock (a "19.99% Redemption Event"), and the Registrant has not prior to, or within thirty days of, the date that such 19.99% Redemption Event arises, (i) obtained approval of the issuance of the additional shares of Common Stock by the requisite vote of the holders of the then-outstanding Common Stock (not including any Common Stock held by present or former holders of Preferred Stock that were issued upon conversion of Preferred Stock) or (ii) received other permission pursuant to Nasdaq Requirement 4460(i) allowing the Registrant to resume issuances of Common Stock upon conversion of Preferred Stock or the Common Stock is not then listed on The Nasdaq Stock Market or an exchange or quotation system that has a rule substantially similar to Rule 4460(i) of The Nasdaq Stock Market, then the Registrant shall be obligated to redeem immediately all of the then outstanding Preferred Stock.

         So long as (i) no Mandatory Redemption Event shall have occurred and be continuing and (ii) the Registration Statement is then in effect and has been in effect and sales can be made thereunder for at least one hundred twenty (120) days then the Registrant has the right, exercisable on not less than ninety (90) prior written notice to the holders of Preferred Stock, to redeem, in whole or in part, the outstanding Preferred Stock.

         Exercise of Warrants. The Preferred Investor Warrants and the Tanner Unman Warrants are each exercisable for a period of five years from the Issue Date (the "Exercise Period") at an exercise price of $2.65 per share. During the Exercise Period, the exercise price and the number of shares of Common Stock issuable upon exercise of the Preferred Investor Warrants and the Tanner Unman Warrants is subject to adjustment on certain events, such as the payment of stock dividends, recapitalizations, reclassifications and restructuring of the Registrant and in connection with certain mergers and consolidations involving the Registrant.

Issuance of Common Stock and Warrants

         General Terms. Between January 14, 1998 and January 26, 1998, the Registrant entered into a series of Stock Purchase Agreements with substantially identical terms (the "Common Stock Purchase Agreements") with a small group of institutional investors (the "Common Stock Investors") pursuant to which the Common Stock Investors purchased Common Stock. The Common Stock Investors purchased a total of 1,363,637 shares of Common Stock at price of $1.10 per share and a total of 3,017,242 shares of Common Stock at a price of $1.16 per share (collectively, the "Investor Common Shares"). The Registrant also issued 2,758,620 shares of Common Stock (with the Investor Common Shares, the "Common Shares") and warrants to purchase an additional 750,000 shares of Common Stock (the "Galesi Warrants" and, together with the Preferred Investor Warrants and the Tanner Unman Warrants, the "Warrants") to Mr. Francesco Galesi, a director of the Registrant, on the conversion of $3,200,000 of outstanding indebtedness of the Registrant to Mr. Galesi.

         Exercise of Warrants. The Galesi Warrants are each exercisable for a period of five years from the Issue Date (the "Exercise Period") at an exercise price of $1.50 per share. During the Exercise Period, the exercise price and the number of shares of Common Stock issuable upon exercise of the Galesi Warrants and the Tanner Unman Warrants is subject to adjustment on certain events, such as the payment of stock dividends, recapitalizations, reclassifications and restructuring of the Registrant and in connection with certain mergers and consolidations involving the Registrant.

Exemption from Registration; Use of Proceeds

         The Preferred Shares and Preferred Investor Warrants issued on January 26, 1998 were offered and sold pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). Only one purchaser participated in such offering (only two purchasers, the Preferred Investors, have purchased shares of the Preferred Stock) and such purchaser was an "accredited investor" as defined in Regulation D promulgated under the Act.


         The Preferred Shares issued on January 26, 1998, the Common Shares and the Warrants (except for the Preferred Investor Warrants issued on January 26, 1998) were all offered and sold in a private placement pursuant to provisions of Section 4(2) of the Act. The Preferred Stock and Preferred Investor Warrants were offered to the Preferred Stock Investors, each of which is an accredited investor, and a limited number of additional persons, each of whom was also an accredited investor. The Common Stock and Warrants were offered to the Common Stock Investors, each of which is an accredited investor, and a limited number of additional persons, each of whom was also an accredited investor. The Registrant will utilize the net proceeds from the sale of the Preferred Stock, Common Stock and Warrants for working capital and general corporate purposes.

Registration Rights.

         The Registrant agreed, pursuant to the Common Stock Purchase Agreements, to use its best efforts to prepare and file, by January 29, 1998, a registration statement with respect to the Common Shares (together with the registration statement referred to below, the "Registration Statement"). The Registrant also agreed, pursuant to Registration Rights Agreements, dated as of December 24, 1997 and January 26, 1998 (the "Registration Rights Agreements"), to file a registration statement with respect to the shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Preferred Investor Warrants and the Tanner Unman Warrants on or prior to the date which is 20 days after the Issue Date. The Registrant has also agreed to register the shares of Common Stock issued to Mr. Galesi and the shares of Common Stock issuable upon exercise of the Galesi Warrants.

Reference to Agreements

         The above discussion is qualified in its entirety by the Certificate of Designations, Preferred Stock Purchase Agreements, the Registration Rights Agreements, the forms of Warrants and the Common Stock Purchase Agreements. All of the above documents are attached as exhibits to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Businesses Acquired.
                           Not applicable.

                  (b)      Pro Forma financial Information.
                           Not applicable.

                  (c)      Exhibits.

                        Exhibit No.                 Description
                        -----------                 -----------

                            3.1        Certificate of Amendment to the
                                       Certificate of Incorporation of

                                       AMNEX, Inc., filed with the Secretary
                                       of State of New York on January 26,
                                       1998.

                            10.1 Securities Purchase Agreement, dated as of January 26, 1998, between AMNEX, Inc. and Fourteen Hill Capital, L.P., including schedule of differences between such agreement and the Securities Purchase Agreement, dated as of December 24, 1997, among AMNEX, Inc. and Pangaea Fund Ltd.

                            10.2 Registration Rights Agreement, dated as of January 26, 1998, between AMNEX, Inc. and Fourteen Hill Capital, L.P., including schedule of differences between such agreement and the Registration Rights Agreement, dated as of December 24, 1997, among AMNEX, Inc. and Pangaea Fund Ltd.

                            10.3 Form of Warrant, dated as of January 26, 1998, issued to Fourteen Hill Capital, L.P., including schedule of differences between such Form of Warrant and the Form of Warrant, dated as of December 24, 1997, issued to Pangaea Fund Ltd.

                            10.4 Form of Warrant, dated as of January 26, 1998, issued to Tanner Unman Securities, Inc., including schedule of differences between such Form of Warrant and the Form of Warrant, dated as of December 24, 1997, issued to Tanner Unman Securities, Inc.

                            10.5       Form of Stock Purchase Agreement
                                       between AMNEX, Inc. and the Investor
                                       named therein, including schedule of
                                       differences between such agreement and
                                       (i) the Stock Purchase Agreement, dated
                                       January 14, 1998, between AMNEX, Inc.
                                       and Granite Associates, L.P., (ii) the
                                       Stock Purchase Agreement, dated January
                                       16, 1998, among AMNEX, Inc., Victor
                                       Ventures LLC and Brea Group, Inc.,
                                       (iii) the Stock Purchase Agreement,
                                       dated January 22, 1998, between AMNEX,

                                       Inc. and Nicholas Forstmann, and (iv)
                                       the Stock Purchase Agreement, dated
                                       January 26, 1998, between AMNEX, Inc.
                                       and AMN Investments, L.L.C.

                            10.6 Form of Warrant, dated as of January 26, 1998, issued to Francesco Galesi.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMNEX, Inc.

                                              By  /s/ Alan J. Rossi
                                                  ---------------------------
                                                  Alan J. Rossi
                                                  Chief Executive Officer
Date:  January 27, 1998

                                 EXHIBIT INDEX

       Exhibit No.                          Description
       -----------                          -----------

           3.1 Amendment to the Certificate of Incorporation of AMNEX, Inc., filed with the Secretary of State of New York on January 26, 1998.

           10.1 Securities Purchase Agreement, dated as of January 26, 1998, between AMNEX, Inc. and Fourteen Hill Capital, L.P., including schedule of differences between such agreement and the Securities Purchase Agreement, dated as of December 24, 1997, among AMNEX, Inc. and Pangaea Fund Ltd.

           10.2 Registration Rights Agreement, dated as of January 26, 1998, between AMNEX, Inc. and Fourteen Hill Capital, L.P., including schedule of differences between such agreement and the Registration Rights Agreement, dated as of December 24, 1997, among AMNEX, Inc. and Pangaea Fund Ltd.

           10.3 Form of Warrant, dated as of January 26, 1998, issued to Fourteen Hill Capital, L.P., including schedule of differences between such Form of Warrant and the Form of Warrant, dated as of December 24, 1997, issued to Pangaea Fund Ltd.

           10.4 Form of Warrant, dated as of January 26, 1998, issued to Tanner Unman Securities, Inc., including schedule of differences between such Form of Warrant and the Form of Warrant, dated as of December 24, 1997, issued to Tanner Unman Securities, Inc.

           10.5 Form of Stock Purchase Agreement between AMNEX, Inc. and the Investor named therein, including schedule of differences between such agreement and (i) the Stock Purchase Agreement, dated January 14, 1998, between AMNEX, Inc. and Granite Associates, L.P., (ii) the Stock Purchase Agreement, dated January 16, 1998, among AMNEX, Inc., Victor Ventures LLC and Brea Group, Inc., (iii) the Stock Purchase Agreement, dated January 22, 1998, between AMNEX, Inc. and Nicholas Forstmann, and (iv) the Stock Purchase Agreement, dated January 26, 1998, between AMNEX, Inc. and AMN Investments, L.L.C.

           10.6 Form of Warrant, dated as of January 26, 1998, issued to Francesco Galesi.